UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2006
                         -------------

Date of reporting period:  JUNE 30, 2006
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                         MCCARTHY MULTI-CAP STOCK FUND
                                    (MGAMX)

                      (MCCARTHY MULTI-CAP STOCK FUND LOGO)

                                 Annual Report
                                 June 30, 2006

                         MCCARTHY MULTI-CAP STOCK FUND,
                       A SERIES OF ADVISORS SERIES TRUST
                                    (MGAMX)

                         ANNUAL LETTER TO SHAREHOLDERS
                                 JUNE 30, 2006

Dear Fellow Shareholder:

The McCarthy Multi-Cap Stock Fund's (the "Fund," ticker: MGAMX) performance for various periods ended June 30, 2006, and the performance for the Standard & Poor's 500 Index (the "Index" or the "S&P 500"), with dividends reinvested, are shown below:

                                            MCCARTHY
                                            MULTI-CAP      STANDARD & POOR'S         MGAMX
TIME PERIOD                                STOCK FUND          500 INDEX         VERSUS INDEX
-----------                                ----------      -----------------     ------------
Six months                                   -1.03%              2.71%              -3.74%
One year                                      6.18%              8.63%              -2.45%
Three years annualized                       11.56%             11.22%              +0.34%
Annualized since 8/6/01 inception date        4.16%              2.93%              +1.23%
Cumulative since 8/6/01 inception date       22.14%             15.21%              +6.93%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.MGAMX.COM.

For the first six months of 2006, the list of top-performing U.S. stocks was dominated by businesses that we do not believe represent compelling long-term investments. The Fund's stock investment approach seeks companies that we believe will appreciate over the long-term. To increase the probability of compelling long-term appreciation, we favor investment in companies that consistently generate high cash flow returns on capital ("CFROC"). CFROC is our proprietary calculation and represents our proxy for sustainable growth in shareholder value. To increase the likelihood of growing shareholder value, a Company should earn CFROCs that exceed the Company's cost of capital. A Company's cost of capital is a blend of the investment return required by stock investors plus the after-tax cost of money borrowed by the Company. To maximize long-term investment returns, we prefer to purchase under-valued companies that generate, or will generate, cash flow returns on capital of 10% or higher.

INDUSTRY                        YTD PERFORMANCE          CFROC
--------                        ---------------          -----
Steel                                46.5%                5.8%
Aluminum                             36.2%                4.7%
Agricultural
  Commodities/Milling                29.2%                4.6%
Oil Refining/Marketing               29.2%               12.5%
Metal Fabrication                    26.9%                5.0%
Other Metals/Minerals                24.9%                7.8%
Trucking                             24.4%                8.0%
Real Estate Development              24.3%                4.6%
Oilfield Services                    23.3%                4.9%
Industrial Machinery                 22.2%                8.5%

The market leader list, for the first half of 2006, was dominated by low-CFROC businesses, including cyclical businesses and commodity-based businesses. The table above shows median year-to-date returns for companies in the top-performing industries. Also shown is our calculation of the median long-term CFROC for the companies in each industry group; please note that only Oil Refining/Marketing would meet our standard of 10% or higher CFROC.

TEN LARGEST HOLDINGS                              %
--------------------                             ---
Wm. Wrigley Jr. Company                          4.3%
Berkshire Hathaway Inc Cl B                      3.8%
First Data Corp                                  3.5%
Alltel Corp                                      3.2%
Pfizer, Inc                                      3.1%
Johnson & Johnson                                3.1%
Microsoft Corp                                   3.1%
Wal-Mart Stores, Inc                             3.0%
Novell, Inc                                      3.0%
3M Company                                       2.7%
                                                -----
Total in Ten Largest Holdings                   32.8%

Why do we believe high-CFROC businesses make better long-term investments? From a common sense view, it is logical to believe that businesses which generate cash in excess of their capital needs would do well. Further, a Company's ability to consistently generate high cash flow returns on capital may imply a long-term competitive advantage or "economic moat".

While stock market participants have favored low-CFROC businesses in the short-term, past experience makes us confident in the long-term prospects for the Fund's holdings in currently under-valued, high-CFROC businesses.

FIVE FUND HOLDINGS WITH THE LARGEST GAINS, IN DOLLARS, FOR THE PAST SIX MONTHS:

   o  Fisher Scientific International (FSH)
   o  Waste Management, Inc. (WMI)
   o  Moneygram International (MGI)
   o  NCO Group, Inc. (NCOG)
   o  Jackson Hewitt Tax Service, Inc. (JTX)

TOP FIVE INDUSTRIES                               %
-------------------                              ---
Commercial Services & Supplies                  10.6%
Software                                        10.2%
Insurance                                        8.6%
Pharmaceuticals                                  8.2%
Oil and Gas                                      7.4%
                                                -----
Total in Top Five Industries                    45.0%

FIVE FUND HOLDINGS WITH THE LARGEST LOSSES, IN DOLLARS, FOR THE PAST SIX MONTHS:

   o  Novell, Inc. (NOVL)
   o  Boston Scientific Corp. (BSX)
   o  Tuesday Morning Corp. (TUES)
   o  Hewitt Associates, Inc. Class A (HEW)
   o  AmerisourceBergen Corp. (ABC)

Thank you for being our partners in the McCarthy Multi-Cap Stock Fund! The officers, employees, and affiliates of your Fund's advisor have a substantial investment in the Fund. We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,

MCCARTHY GROUP ADVISORS, LLC

Richard L. Jarvis
Chief Investment Officer

PLEASE REFER TO THE FOLLOWING PAGE FOR IMPORTANT DISCLOSURE INFORMATION.

Opinions expressed are those of Richard L. Jarvis and are subject to change, are not guaranteed and should not be considered investment advice.

THE FUND INVESTS IN SMALL- AND MID-CAP COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses.

Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.  (08/06)

        Comparison of the change in value of a $10,000 investment in the McCarthy Multi-Cap Stock Fund versus the S&P 500 Index

        Date           McCarthy Multi-Cap Stock Fund         S&P 500 Index
        ----           -----------------------------         -------------
       8/6/2001                  $10,000                       $10,000
      9/30/2001                   $8,950                        $8,691
     12/31/2001                  $10,389                        $9,620
      3/31/2002                   $9,796                        $9,646
      6/30/2002                   $8,160                        $8,353
      9/30/2002                   $6,916                        $6,910
     12/31/2002                   $7,779                        $7,493
      3/31/2003                   $7,517                        $7,257
      6/30/2003                   $8,803                        $8,374
      9/30/2003                   $9,194                        $8,596
     12/31/2003                  $10,288                        $9,643
      3/31/2004                  $10,338                        $9,806
      6/30/2004                  $10,579                        $9,975
      9/30/2004                  $10,308                        $9,788
     12/31/2004                  $11,433                       $10,691
      3/31/2005                  $11,242                       $10,462
      6/30/2005                  $11,503                       $10,605
      9/30/2005                  $11,934                       $10,987
     12/31/2005                  $12,352                       $11,216
      3/31/2006                  $12,733                       $11,689
      6/30/2006                  $12,214                       $11,520

                                                      ANNUALIZED RETURN         CUMULATIVE RETURN
AVERAGE ANNUAL TOTAL RETURN     ONE YEAR RETURN    SINCE INCEPTION 8/6/01    SINCE INCEPTION 8/6/01
---------------------------     ---------------    ----------------------    ----------------------
McCarthy Multi-Cap Stock Fund        6.18%                  4.16%                    22.14%
S&P 500 Index                        8.63%                  2.93%                    15.21%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

Indices do not incur expenses and are not available for investment. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Average annual total return represents the average change in account value over the periods indicated.

                         ALLOCATION OF PORTFOLIO ASSETS
                          AT JUNE 30, 2006 (UNAUDITED)

                 Energy                                     6%
                 Materials                                  2%
                 Industrials                               13%
                 Consumer Discretionary                     8%
                 Consumer Staples                          10%
                 Health Care                               14%
                 Financials                                13%
                 Information Technology                    18%
                 Telecommunication Services                 3%
                 Utilities                                  1%
                 Short-Term Investments                    12%

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2006

  SHARES     COMMON STOCKS - 97.72%                                   VALUE
  ------     ----------------------                                   -----
             AEROSPACE & DEFENSE - 0.77%
    21,835   Innovative Solutions & Support, Inc.*<F1>             $   307,000
                                                                   -----------
             BEVERAGES - 2.00%
    13,196   PepsiCo, Inc.                                             792,288
                                                                   -----------
             CAPITAL MARKETS - 1.44%
    18,120   Federated Investors, Inc.                                 570,780
                                                                   -----------
             CHEMICALS - 0.76%
     7,158   The Scotts Miracle-Gro Co. - Class A                      302,927
                                                                   -----------
             COMMERCIAL BANKS - 1.95%
    10,200   National City Corp.                                       369,138
     6,000   Wells Fargo & Co.                                         402,480
                                                                   -----------
                                                                       771,618
                                                                   -----------
             COMMERCIAL SERVICES & SUPPLIES - 10.63%
    21,075   Cendant Corp.                                             343,312
    42,935   Corinthian Colleges, Inc.*<F1>                            616,547
    15,755   FirstService Corp.*<F1>#<F2>                              419,713
    14,300   Gevity HR, Inc.                                           379,665
    16,018   Jackson Hewitt Tax Service, Inc.                          502,164
    14,604   NCO Group, Inc.*<F1>                                      386,130
     9,534   Republic Services, Inc.                                   384,602
     5,000   Strayer Education, Inc.                                   485,600
    12,250   Waste Connections, Inc.*<F1>                              445,900
     6,930   Waste Management, Inc.                                    248,648
                                                                   -----------
                                                                     4,212,281
                                                                   -----------
             COMMUNICATIONS EQUIPMENT - 1.25%
    97,000   3Com Corp.*<F1>                                           496,640
                                                                   -----------
             CONSUMER FINANCE - 1.90%
    22,141   MoneyGram International, Inc.                             751,687
                                                                   -----------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 3.15%
    19,575   Alltel Corp.                                            1,249,472
                                                                   -----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.06%
    17,400   Benchmark Electronics, Inc.*<F1>                          419,688
                                                                   -----------
             FOOD & STAPLES RETAILING - 3.04%
    25,000   Wal-Mart Stores, Inc.                                   1,204,250
                                                                   -----------
             FOOD PRODUCTS - 5.97%
    16,465   Lancaster Colony Corp.                                    649,873
    37,810   Wm. Wrigley Jr. Co.                                     1,715,062
                                                                   -----------
                                                                     2,364,935
                                                                   -----------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.55%
    10,495   Conmed Corp.*<F1>                                         217,247
                                                                   -----------
             HEALTH CARE PROVIDERS & SERVICES - 6.01%
    14,486   Caremark Rx, Inc.*<F1>                                    722,417
     7,029   CorVel Corp.*<F1>                                         175,725
    14,183   Laboratory Corporation of America Holdings*<F1>           882,608
    18,478   Odyssey HealthCare, Inc.*<F1>                             324,658
    48,424   Stewart Enterprises, Inc. - Class A                       278,438
                                                                   -----------
                                                                     2,383,846
                                                                   -----------
             HEALTH CARE TECHNOLOGY - 1.25%
    19,700   Per-Se Technologies, Inc.*<F1>                            496,046
                                                                   -----------
             INDUSTRIAL CONGLOMERATES - 5.33%
    13,200   3M Co.                                                  1,066,164
    38,000   Tyco International Ltd.#<F2>                            1,045,000
                                                                   -----------
                                                                     2,111,164
                                                                   -----------
             INSURANCE - 8.55%
    12,730   American International Group, Inc.                        751,706
       494   Berkshire Hathaway Inc. - Class B*<F1>                  1,503,242
     3,108   Hanover Insurance Group, Inc.                             147,506
     9,415   Horace Mann Educators Corp.                               159,584
    23,000   Old Republic International Corp.                          491,510
     6,878   Triad Guaranty, Inc.*<F1>                                 336,197
                                                                   -----------
                                                                     3,389,745
                                                                   -----------
             INTERNET & CATALOG RETAIL - 2.45%
    13,907   IAC/InterActiveCorp*<F1>                                  368,396
    34,823   Liberty Media Holding Corp. _
               Interactive - Class A*<F1>                              601,045
                                                                   -----------
                                                                       969,441
                                                                   -----------
             IT SERVICES - 4.54%
    21,199   Convergys Corp.*<F1>                                      413,380
    30,748   First Data Corp.                                        1,384,890
                                                                   -----------
                                                                     1,798,270
                                                                   -----------
             MACHINERY - 2.24%
    12,230   Kaydon Corp.                                              456,301
     4,063   Sun Hydraulics Corp.                                       84,429
     7,400   The Toro Co.                                              345,580
                                                                   -----------
                                                                       886,310
                                                                   -----------
             MEDIA - 1.47%
     6,964   Liberty Media Holding Corp. - Capital - Class A*<F1>      583,374
                                                                   -----------
             METALS & MINING - 1.99%
    31,650   Compass Minerals International, Inc.                      789,668
                                                                   -----------
             MULTI-UTILITIES & UNREGULATED POWER - 0.85%
     8,740   Energen Corp.                                             335,703
                                                                   -----------
             OIL & GAS - 7.40%
    14,900   ConocoPhillips                                            976,397
    16,206   Devon Energy Corp.                                        979,005
    19,994   Newfield Exploration Co.*<F1>                             978,506
                                                                   -----------
                                                                     2,933,908
                                                                   -----------
             PHARMACEUTICALS - 8.19%
    20,346   Johnson & Johnson                                       1,219,132
    52,700   Pfizer, Inc.                                            1,236,869
    16,580   Schering-Plough Corp.                                     315,518
    28,140   Valeant Pharmaceuticals International                     476,129
                                                                   -----------
                                                                     3,247,648
                                                                   -----------
             REAL ESTATE INVESTMENT TRUSTS - 0.94%
     7,598   Redwood Trust, Inc.                                       371,010
                                                                   -----------
             SOFTWARE - 10.15%
    12,830   Fair Isaac Corp.                                          465,857
     6,365   Intuit, Inc.*<F1>                                         384,382
    39,121   Jack Henry & Associates, Inc.                             769,119
    52,200   Microsoft Corp.                                         1,216,260
   179,452   Novell, Inc.*<F1>                                       1,189,767
                                                                   -----------
                                                                     4,025,385
                                                                   -----------
             THRIFTS & MORTGAGE FINANCE - 1.89%
    16,439   Washington Mutual, Inc.                                   749,290
                                                                   -----------
             TOTAL COMMON STOCKS
               (Cost $33,458,347)                                   38,731,621
                                                                   -----------
             SHORT TERM INVESTMENTS - 13.51%
             -------------------------------
 5,354,927   Federated Cash Trust Treasury Money Market Fund
               (Cost $5,354,927)                                     5,354,927
                                                                   -----------
             TOTAL INVESTMENTS IN SECURITIES
               (Cost $38,813,274) - 111.23%                         44,086,548
             Liabilities in Excess of Other Assets - (11.23)%       (4,450,365)
                                                                   -----------
             NET ASSETS - 100.00%                                  $39,636,183
                                                                   -----------
                                                                   -----------

*<F1>   Non-income producing security.
#<F2>   U.S security of a foreign issuer.

                       See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                AT JUNE 30, 2006

ASSETS
   Investments, at value (cost $38,813,274)                        $44,086,548
   Receivables:
       Securities sold                                                 327,210
       Fund shares issued                                               62,226
       Dividends and interest                                           35,825
   Prepaid expenses                                                     10,417
                                                                   -----------
           Total Assets                                             44,522,226
                                                                   -----------
LIABILITIES
   Payables:
       Securities purchased                                          4,819,903
       Fund shares redeemed                                              3,413
       Professional fees                                                20,570
       Advisory fees                                                    18,109
       Fund accounting fees                                              5,384
       Administration fees                                               3,878
       Transfer agent fees                                               2,540
       Custodian fees                                                    1,961
       Chief Compliance Officer fee                                      1,875
   Accrued expenses                                                      8,410
                                                                   -----------
           Total Liabilities                                         4,886,043
                                                                   -----------
NET ASSETS                                                         $39,636,183
                                                                   -----------
                                                                   -----------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     [$39,636,183 / 3,434,238 shares outstanding; unlimited number
     of shares (par value $0.01) authorized]                            $11.54
                                                                        ------
                                                                        ------
COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $32,556,034
   Accumulated net realized gain on
     investments and options                                         1,806,875
   Net unrealized appreciation of investments                        5,273,274
                                                                   -----------
           Net Assets                                              $39,636,183
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME
   Dividend                                                         $  394,759
   Interest                                                             53,644
                                                                    ----------
           Total income                                                448,403
                                                                    ----------
EXPENSES
   Advisory fees (Note 3)                                              337,558
   Administration fees (Note 3)                                         53,382
   Professional fees                                                    38,487
   Fund accounting fees                                                 31,240
   Transfer agent fees                                                  28,563
   Custody fees                                                         14,615
   Chief Compliance Officer fee (Note 3)                                 8,750
   Trustee fees                                                          8,485
   Registration fees                                                    11,150
   Shareholder reporting                                                 8,501
   Insurance                                                             5,634
   Miscellaneous fees                                                    1,759
                                                                    ----------
           Total expenses                                              548,124
           Less:  advisory fee waiver (Note 3)                         (79,327)
                                                                    ----------
           Net expenses                                                468,797
                                                                    ----------
NET INVESTMENT LOSS                                                    (20,394)
                                                                    ----------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND OPTION CONTRACTS WRITTEN
   Net realized gain on:
       Investments                                                   1,797,578
       Option contracts written                                         12,430
                                                                    ----------
           Net realized gain                                         1,810,008
                                                                    ----------
   Net change in unrealized appreciation on investments                320,804
                                                                    ----------
       Net realized and unrealized gain on
         investments and option contracts written                    2,130,812
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,110,418
                                                                    ----------
                                                                    ----------

                       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 2006       JUNE 30, 2005
                                                               -------------       -------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                          $   (20,394)        $  (103,667)
   Net realized gain on investments and
     option contracts written                                     1,810,008           3,635,211
   Net change in unrealized appreciation/(depreciation)
     on investments and option contracts written                    320,804            (606,675)
                                                                -----------         -----------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                2,110,418           2,924,869
                                                                -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments                              (1,974,770)                 --
                                                                -----------         -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F3>                     4,454,719             965,052
                                                                -----------         -----------
       TOTAL INCREASE IN NET ASSETS                               4,590,367           3,889,921
                                                                -----------         -----------
NET ASSETS
   Beginning of year                                             35,045,816          31,155,895
                                                                -----------         -----------
   End of year                                                  $39,636,183         $35,045,816
                                                                -----------         -----------
                                                                -----------         -----------

(a)<F3>   A summary of shares transactions is as follows:

                                            YEAR ENDED                     YEAR ENDED
                                          JUNE 30, 2006                   JUNE 30, 2005
                                     ------------------------       ------------------------
                                     SHARES   PAID-IN CAPITAL       SHARES   PAID-IN CAPITAL
                                     ------   ---------------       ------   ---------------
Shares sold                         1,036,976    $12,090,448        634,187     $6,741,061
Shares issued in
  reinvestment of distributions       165,517      1,936,553             --             --
Shares redeemed                      (826,348)    (9,572,282)      (531,086)    (5,776,009)
                                    ---------    -----------       --------     ----------
Net increase                          376,145    $ 4,454,719        103,101     $  965,052
                                    ---------    -----------       --------     ----------
                                    ---------    -----------       --------     ----------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the period

                                                YEAR           YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                              JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                2006           2005           2004           2003        2002*<F4>
                                              --------       --------       --------       --------      ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $11.46         $10.54         $ 8.77         $ 8.13         $10.00
                                               ------         ------         ------         ------         ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income/(loss)                    (0.01)         (0.03)         (0.06)         (0.03)          0.02
Net realized and unrealized
  gain/(loss) on investments
  and option contracts written                   0.73           0.95           1.83           0.67          (1.85)
                                               ------         ------         ------         ------         ------
   Total from investment operations              0.72           0.92           1.77           0.64          (1.83)
                                               ------         ------         ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                         --             --             --             --          (0.03)
From net realized gain on investments           (0.64)            --             --             --          (0.01)
                                               ------         ------         ------         ------         ------
   Total distributions                          (0.64)            --             --             --          (0.04)
                                               ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                 $11.54         $11.46         $10.54         $ 8.77         $ 8.13
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
TOTAL RETURN                                    6.18%          8.73%         20.18%          7.87%       (18.40)%1<F5>

SUPPLEMENTAL DATA AND RATIOS:
Net assets,
  end of period (in millions)                   $39.6          $35.0          $31.2          $26.1          $26.3
Ratio of net expenses
  to average net assets:
   Before expense reimbursement                 1.43%          1.47%          1.51%          1.58%          1.85%2<F6>
   After expense reimbursement                  1.22%3<F7>     1.25%          1.25%          1.25%          1.25%2<F6>
Ratio of net investment income/(loss)
  to average net assets:
   Before expense reimbursement                (0.26%)        (0.53%)        (0.84%)        (0.70%)       (0.41)%2<F6>
   After expense reimbursement                 (0.05%)3<F7>   (0.31%)        (0.58%)        (0.37%)         0.19%2<F6>
Portfolio turnover rate                           75%            61%            51%            58%            46%1<F5>

*<F4>   Commenced operations on August 6, 2001.
1<F5>   Not annualized.
2<F6>   Annualized.
3<F7> Effective April 1, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2006

NOTE 1 - ORGANIZATION

     The McCarthy Multi-Cap Stock Fund (the "Fund") is a series of Advisor Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which quotations are not readily available, or if the closing price does not represent fair market value, are valued at their respective fair values as determined in good faith by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost which approximates market value. Investments in other mutual funds are valued at their net asset value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

     B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C.   Securities Transactions, Dividend Income and Distributions.
          Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

     D. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     F. Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

          When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

          The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

     G. REITs. The Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

     H. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2006, the Fund increased accumulated net realized gain on investments by $1,239 and decreased undistributed net investment loss by $20,394 and decreased paid-in capital by $21,633 due to certain permanent book and tax differences.

     I. New Accounting Pronouncement. On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     McCarthy Group Advisors, LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee. Through March 31, 2006, the monthly fee received by the Advisor was at an annual rate of 0.95% of the Fund's average daily net assets. Effective April 1, 2006, the annual rate changed to 0.75% of the first $20 million of the Fund's average daily net assets, and 0.60% of the Fund's average daily net assets over $20 million. For the year ended June 30, 2006, the Fund incurred $337,558 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's total operating expenses, for a one year period. Through March 31, 2006, the ratio of expenses to average net assets was limited to 1.25%. Effective April 1, 2006, the Advisor agreed to limit the ratio of expenses to average net assets to 1.15%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of the Fund's expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements only for fee reductions and expense payments made in the previous three fiscal years. For the year ended June 30, 2006, the Advisor absorbed expenses of $79,327. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $229,777 at June 30, 2006. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

                YEAR         AMOUNT
                ----         ------
                2007        $ 76,037
                2008          74,413
                2009          79,327
                            --------
                            $229,777
                            --------
                            --------

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator received a monthly fee at the following annual rates through March 31, 2006:

          Under $24 million             $36,000
          $24 to $100 million           0.15% of average daily net assets
          $100 to $150 million          0.10% of average daily net assets
          Over $150 million             0.05% of average daily net assets

     Effective April 1, 2006, the Administrator receives a monthly fee at the following rates:

          Under $25 million             $30,000
          $25 to $150 million           0.12% of average daily net assets
          $150 to $300 million          0.10% of average daily net assets
          Over $300 million             0.05% of average daily net assets

For the year ended June 30, 2006, the Fund incurred $53,382 in administration fees.

     U.S. Bancorp Fund Services, LLC ("USBFS") provides fund accounting services for the Fund. Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

     Certain officers of the Fund are employees of the Administrator.

     For the year ended June 30, 2006, the Fund was allocated $8,750 of the Chief Compliance Officer fee.

NOTE 4 - OPTION CONTRACTS WRITTEN

     The number of option contracts written and the premiums received by the Fund during the year ended June 30, 2006, were as follows:

                                                    NUMBER         PREMIUMS
                                                 OF CONTRACTS      RECEIVED
                                                 ------------      --------
     Options outstanding, beginning of year           --          $      --
     Options written                                 751            303,643
     Options exercised                              (583)          (263,157)
     Options closed                                 (168)           (40,486)
                                                    ----          ---------
     Options outstanding, end of year                 --          $      --
                                                    ----          ---------
                                                    ----          ---------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended June 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $28,489,700 and $27,567,597, respectively.

NOTE 6 - LINE OF CREDIT

     The Fund has a line of credit in the amount of $11,750,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund's custodian, U.S. Bank, N.A. During the year ended June 30, 2006, the Fund did not draw upon the line of credit.

NOTE 7 - INCOME TAXES

     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of distributions received from Real Estate Investment Trusts.

     The tax character of distributions paid during the years ended June 30, 2006 and 2005 were as follows:

                                                2006                2005
                                                ----                ----
     Long-term capital gains                 $1,974,770          $       --

     As of June 30, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments (a)<F8>                                $38,817,625
                                                                -----------
                                                                -----------
     Gross tax unrealized appreciation                          $ 5,560,754
     Gross tax unrealized depreciation                             (291,831)
                                                                -----------
     Net tax unrealized appreciation                            $ 5,268,923
                                                                -----------
                                                                -----------
     Undistributed ordinary income                              $        --
     Undistributed long-term capital gain                         1,811,226
                                                                -----------
     Total distributable earnings                               $ 1,811,226
                                                                -----------
                                                                -----------
     Other accumulated gains/losses                             $        --
                                                                -----------
     Total accumulated earnings/(losses)                        $ 7,080,149
                                                                -----------
                                                                -----------

     (a)<F8> Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales.

                                EXPENSE EXAMPLE
                          AT JUNE 30, 2006 (UNAUDITED)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/06 - 6/30/06).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% per the advisory agreement as of April 1, 2006. Prior to April 1, 2006, actual net expenses were limited to 1.25% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund's transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              BEGINNING         ENDING         EXPENSES PAID
                            ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*<F9>
                                1/1/06         6/30/06        1/1/06 - 6/30/06
                            -------------   -------------    ------------------
Actual                        $1,000.00       $  988.90            $5.92
Hypothetical (5% return       $1,000.00       $1,018.84            $6.01
  before expenses)

*<F9> Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF
ADVISORS SERIES TRUST AND
SHAREHOLDERS OF
MCCARTHY MULTI-CAP STOCK FUND

We have audited the accompanying statement of assets and liabilities of McCarthy Multi-Cap Stock Fund (the "Fund"), a series of Advisors Series Trust, including the schedule of investments, as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period August 6, 2001 to June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Multi-Cap Stock Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period August 6, 2001 to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
JULY 28, 2006

              INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS                                                                                              NUMBER OF
POSITION HELD WITH FUND                                                          TRUSTEE             PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                                                OF FUND            OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS                                           SINCE*<F10>      FUND COMPLEX**<F11>
------------------------------------                                           -----------      -------------------
Walter E. Auch, Born 1921                                                          1997                  1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup, Pimco
Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928                                                  2002                  1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O'Connor, Born 1936                                                      1997                  1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                        2002                  1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                                                   1997                  1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank
of San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957***<F12>                                                 1997                  1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Formerly Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); formerly, Executive Vice President,
Investment Company Administration, LLC ("ICA").

Robert M. Slotky, Born 1947                                                        N/A                  N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967                                                        N/A                  N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans from
2000 to 2003; Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967                                                         N/A                  N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp
Fund Services, LLC (since March 1997).

  *<F10>   The term for each Trustee is indefinite.
 **<F11> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
***<F12> Mr. Banhazl is an "interested person" of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust.

The Statement of Additional Information includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-866-811-0228.

                             NOTICE TO SHAREHOLDERS
                          AT JUNE 30, 2006 (UNAUDITED)

For the year ended June 30, 2006, the Fund designated $1,810,009 as long-term capital gains for purposes of the dividends paid deduction.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling (866) 811-0228. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.
------------------

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be
                                  ------------------
reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Information included in the Fund's Form N-Q is also available by calling
(866) 811-0228.

                                    ADVISOR
                          McCarthy Group Advisors, LLC
                       1125 South 103rd Street, Suite 250
                          Omaha, Nebraska  68124-6019

                                  DISTRIBUTOR
                            Quasar Distributor, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                    1555 North RiverCenter Drive, Suite 302
                           Milwaukee, Wisconsin 53212

                                 TRANSFER AGENT
                           Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                             Omaha, Nebraska  68137

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania  19103

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                        San Francisco, California  94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                              FYE 6/30/06         FYE 6/30/05
                              -----------         -----------
Audit Fees                      $14,100             $13,800
Audit-Related Fees              N/A                 N/A
Tax Fees                        $2,400              $2,200
All Other Fees                  N/A                 N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees             FYE  6/30/06        FYE  6/30/05
----------------------             ------------        ------------
Registrant                              N/A                 N/A
Registrant's Investment Adviser         N/A                 N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   --------------------------------------------------

     By (Signature and Title)*<F13>  /s/ Eric M. Banhazl
                                     --------------------------------
                                     Eric M. Banhazl, President

     Date   9/6/06
            ---------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F13>  /s/ Eric M. Banhazl
                                     --------------------------------
                                     Eric M. Banhazl, President

     Date   9/6/06
            ---------------------------------------------------------

     By (Signature and Title)*<F13>  /s/ Douglas G. Hess
                                     --------------------------------
                                     Douglas G. Hess, Treasurer

     Date   9/6/06
            ---------------------------------------------------------

*<F13> Print the name and title of each signing officer under his or her signature.